June 11, 2019

VIA EDGAR

United States Securities & Exchange Commission

Division of Investment Management

100 F. Street, NE

Washington, DC 20549

Attention: Jay Williamson and Lauren Hamilton

Re:	Highland Income Fund
Registration Statement on Form N-2
File Nos. 333-219103 and 811-23268

Dear Mr. Williamson and Ms. Hamilton:

On behalf of the Highland Income Fund (the “Trust”), a Massachusetts trust, please find herewith the Trust’s latest Registration Statement (the “Registration Statement”) on Form N-2 for filing with the U.S. Securities and Exchange Commission (the “Commission”). The Registration Statement has been marked to show all changes against the previous draft of the Registration Statement filed with the Commission on February 1, 2019.

As we discussed earlier by telephone, the most important changes reflected in this latest Registration Statement are the following:

•	Change in the Trust’s fiscal year-end from June 30 to December 31.
•	Change in the Trust’s name from Highland Floating Rate Opportunities Fund to Highland Income Fund.
•

Pending shareholder approval on June 14, 2019, replacement of the Trust’s fundamental investment limitation preventing investment of more than 25% of the Trust’s assets in a single industry with a fundamental investment policy requiring that at least 25% of the Trust’s assets be invested in the real estate industry.

•	Reordering of risk factors to more accurately present the major risks of investing in the Trust.

Thank you for your prompt review of the Registration Statement. If you have any questions, please do not hesitate to contact me at (202) 778-9372.

Sincerely,

/s/ R. Charles Miller, Esq.

R. Charles Miller, Esq.

cc:	Lauren Thedford, Esq.